UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 13, 2009
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 13, 2009, XO Holdings, Inc. (the “Company”) appointed Mr. Daniel J. Wagner as the President–Business Services of the Company pursuant to an employment agreement, dated as of January 5, 2009 (the “Employment Agreement”), by and between the Company and Mr. Wagner. Mr. Wagner’s employment with the Company commenced on January 13, 2009 and shall continue through December 31, 2012 unless terminated earlier pursuant to the terms of the Employment Agreement (the “Term of Employment”).
     Under the terms of the Employment Agreement, the Company will pay Mr. Wagner a salary at an annual rate of $450,000 per full year (the “Base Salary”). In addition to the Base Salary, following the end of each fiscal year during his Term of Employment, Mr. Wager will also be eligible to receive a cash bonus payable in accordance with the terms and conditions, including performance goals, of The XO Annual Bonus Plan and the Employment Agreement. The target amount of any such cash bonus award payable to Mr. Wagner (if performance goals are achieved) for (i) each of the fiscal years ending December 31, 2009 and ending December 31, 2010 will be 70% of Mr. Wagner’s then current Base Salary in the applicable fiscal year, (ii) the fiscal year ending December 31, 2011 will be $1,500,000, and (iii) the fiscal year ending December 31, 2012 will be $2,000,000, with any such cash bonus being subject to adjustment (increase or decrease) depending upon whether certain specific revenue and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, adjusted for non-recurring, non-operational and transitional cost items) objectives established by the Compensation Committee of the Board of the Directors of the Company (the “Compensation Committee”) are attained by the Company’s Business Services unit. Mr. Wagner shall receive a one-time cash signing bonus of $450,000. Mr. Wagner also shall receive a one-time relocation bonus of $100,000 if he and his immediate family relocate and establish a full time permanent residence within a reasonable commuting distance of the Company’s principal executive offices on or prior to December 31, 2010.
     The foregoing discussion of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated in this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) and (c) Effective January 13, 2009, the Company appointed Daniel J. Wagner, age 43, as the President–Business Services of the Company, with Mr. Wagner replacing Tom Cady in this role. Mr. Wagner’s employment with the Company commenced on January 13, 2009 and shall continue through December 31, 2012 unless terminated earlier pursuant to the terms of the Employment Agreement. Prior to his appointment as the President–Business Services of the Company, Mr. Wagner was not employed by the Company.
     Prior to his employment with the Company, Mr. Wagner was at Global Crossing where he served as Executive Vice President of Enterprise and Collaboration Services from January, 2007 to January, 2009 and Chief Information Officer from March, 2002 to December, 2006. Mr. Wagner also played a significant role in Global Crossing’s Regional Direct Sales, Government Services, Collaboration Services, Indirect Channels and Sales Engineering divisions, where he helped increase sales productivity and customer-focus, streamline business processes and develop a metrics-driven culture. Global Crossing is a telecommunications company that provides computer networking services worldwide. Global Crossing is not an affiliate of the Company. Mr. Wagner received a Bachelor of Science degree in Electrical Engineering from Cornell University.
     Other than the Employment Agreement, there are no material arrangements or understandings between Mr. Wagner and any other persons with respect to his appointment as the President–Business Services of the Company. There are no family relationships between Mr. Wagner and any director or executive officer, or any person nominated by the Company to become a director or executive officer, of the Company. There have been no transactions, nor are there any currently proposed transactions, to which the Company was or is to be a party in which Mr. Wagner, or any member of his immediate family, had, or will have, a direct or indirect material interest.

     Mr. Wagner will participate in The XO 2008 Annual Executive Bonus Plan (as in effect on the date of the Employment Agreement, the “Bonus Plan”). The Bonus Plan provides for the payment of cash bonuses to eligible employees, which includes the President–Business Services of the Company. The payment of the cash bonuses under the Bonus Plan is based upon the attainment of specific revenue and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, adjusted for non-recurring, non-operational and transitional cost items) objectives established by the Compensation Committee and the achievement by the executive of individual performance objectives reviewed and approved by the Compensation Committee and the Chief Executive Officer of the Company. Other financial metrics may be applicable from time to time, as specified by the Compensation Committee. No bonus payment is payable without the authorization and final approval by the Compensation Committee. The foregoing is only a brief summary of the Bonus Plan and is qualified by the terms and conditions of the Bonus Plan provided as exhibit 10.8 to the Company’s third quarter Form 10-Q filed November 10, 2008. To the extent there is a conflict, the terms of the Employment Agreement supersede the Bonus Plan.
Item 8.01. Other Events.
The information contained in this Item 8.01, including the exhibit related thereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
     On January 15, 2009, the Company issued a press release announcing the Company’s appointment of Daniel J. Wagner as the President – Business Services of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.
Forward-looking and Cautionary Statements
     We make forward-looking statements throughout this report as this term is defined in the Private Securities Litigation Reform Act of 1995. In some cases these statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements as they involve risks and uncertainties. We are not obligated to publicly release any update to forward-looking statements to reflect events after the date of this report. These statements include those describing our ability to remain an industry leader, enhance our communications solutions, broaden our customer reach, grow our revenues, expand our market share, continue to deliver a broad range of high-capacity network services and mid-band Ethernet services, pursue growth opportunities, and meet the growing demand for high-speed Internet access services.
     Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of us and our subsidiaries may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. Please see the detailed discussion of risk factors affecting our business and operations described from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our quarterly reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement

99.1	Press Release, dated January 15, 2009, announcing appointment of Daniel J. Wagner as the President — Business Services of XO Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Gregory Freiberg
	Name:	Gregory Freiberg
	Title:	Senior Vice President and Chief Financial Officer

Date: January 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement

99.1	Press Release, dated January 15, 2009, announcing appointment of Daniel J. Wagner as the President — Business Services of XO Holdings, Inc.